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                                                                    EXHIBIT 99.2


                         STOCKHOLDER SUPPORT AGREEMENT


          THIS STOCKHOLDER SUPPORT AGREEMENT dated as of September 13, 1999 (this "Agreement"), is entered into among Apollo Investment Fund III, L.P., a Delaware limited partnership, Apollo Overseas Partners III, L.P., a Delaware limited partnership and Apollo (U.K.) Partners III, a Delaware limited partnership (collectively, the "Stockholders" and individually a "Stockholder"), Viewer Holdings LLC, a Delaware limited liability company ("Viewer") and Viewer Acquisition Corporation, a Delaware corporation ("Newco"). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement referred to below.

          WHEREAS, concurrently with the execution of this Agreement, Newco and Alliance Imaging, Inc., a Delaware corporation (the "Company") are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), pursuant to which, upon the terms and subject to the conditions thereof, Newco will be merged with and into the Company (the "Merger");

          WHEREAS, as of the date hereof, the Stockholders collectively own of record and beneficially 1,644,438 shares of common stock, par value $.01 per share ("Common Stock") of the Company (together with any other voting or equity securities of the Company hereafter acquired by the Stockholders beneficially or of record prior to the termination of this Agreement, the "Shares"); and

          WHEREAS, as a condition to the willingness of Newco to enter into the Merger Agreement, Newco has requested that the Stockholders agree, and in order to induce Newco to enter into the Merger Agreement, the Stockholders are willing, to consent to the adoption of the Merger Agreement and the approval of the Merger and to agree to certain other matters, all upon the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree, severally and not jointly, as follows:

          Section 1.  Consent; Voting of Shares; Proxy; Termination of Existing
                      ---------------------------------------------------------
Agreements.
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          (a) After approval of the Merger Agreement and Merger by the Board, each of the Stockholders, as the record and beneficial owner of its Shares, hereby irrevocably (i) consents to and adopts, for all purposes of all approvals required to be given by holders of Common Stock voting or consenting as a separate class and voting or consenting as a single class with all capital stock of the Company under the DGCL or otherwise, the Merger Agreement and the Merger and the other transactions contemplated by the Merger Agreement. During the term of this Agreement, the Stockholders shall not revoke the consent and approvals given by this Section 1(a). Each of the Stockholders acknowledges receipt of and opportunity to review a copy of the Merger Agreement.

          (b) Each of the Stockholders hereby agrees that at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company in lieu of a meeting, the Stockholder will vote all of its Shares (i) in favor of (A) the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement and hereby consents to the adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated by the Merger Agreement and (B) any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement and (ii) against (X) any

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Alternative Transaction, (Y) corporate action the consummation of which would frustrate the purposes or impede, prevent, nullify or delay consummation of the transactions contemplated by the Merger Agreement or (Z) any amendment to the Company's certificate of incorporation or bylaws.

          (c) From time to time and without additional consideration, each of the Stockholders shall execute and deliver, or cause to be executed and delivered, such proxies, consents and other similar instruments and shall take such further actions as Viewer or Newco may reasonably request for the purpose of carrying out and furthering the intent of this Agreement. Each of the Stockholders shall use all reasonable best efforts to assist and cooperate with the other parties to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.

          (d) On and after the Effective Time, each of the Stockholders hereby agrees to enter into a termination agreement with the Company whereby all agreements between the Stockholder or any of its Affiliates, on one hand, and the Company or any of its Subsidiaries, on the other hand, shall be terminated, with no force effect and the parties thereto shall have no further rights or obligations thereunder, except for (i) rights to indemnification and exculpation set forth in the agreements referred to in Schedule 6.2(h) of the Merger Agreement, and (ii) agreements which would not be required to be disclosed by the Company in any proxy statement filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, if the Company were to file such a proxy on the date of the Effective Time.

          Section 2.  Transfer of Shares; Retained Interests.
                      --------------------------------------

          (a) Each of the Stockholders agrees that it shall not take any action to, directly or indirectly, (i) offer to sell, sell, assign, transfer (including by merger or otherwise by operation of law), pledge, encumber or otherwise dispose of any of its respective Shares, in any case, (ii) deposit any of its respective Shares into a voting trust or enter into a voting agreement or arrangement with respect to any such Shares or grant any proxy or power of attorney with respect thereto, or (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer (including by merger or otherwise by operation of law) or other disposition of or transfer of any interest in or the voting of any of its respective Shares or any other securities of the Company.

          (b) The Stockholders acknowledge that a portion of the Shares which represent Common Stock will remain outstanding following consummation of the Merger. The Stockholders will not take any action which would result in the Retained Shares ceasing to be treated as such under the Merger Agreement.

          Section 3.  No Solicitation.  Each of the Stockholder agrees that
                      ---------------
neither it nor any of its Affiliates, nor any officer, director, employee, partner or member of the Stockholder or its Affiliates and that it shall direct and use its reasonable efforts to cause its and its Affiliates' agents and representatives (including investment bankers, attorneys or accountants) (i) to cease any discussions or negotiations with any parties other than Newco, Viewer and their Affiliates and representatives with respect to an Alternative Transaction, and (ii) not to, directly or indirectly, encourage, solicit, initiate, enter into or conduct discussions or negotiations with or provide any non-public information to any person or group (other than Newco, Viewer and their Affiliates and representatives) concerning any Alternative Transaction.

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          Section 4.  Termination.  This Agreement and the representations,
                      -----------
warranties and covenants contained herein, shall terminate upon the earlier to occur of (i) the Effective Time or (ii) any termination of the Merger Agreement in accordance with the terms thereof; provided that no such termination shall relieve any party of liability for a breach hereof prior to termination.

          Section 5.  Representations.  Each of the Stockholder represents and
                      ---------------
warrants to Viewer and Newco as follows:

          (a) The Stockholder is the sole record and beneficial owner of, and has good title to, all of the Shares set forth beneath its name on the signature pages hereto, and there exist no restrictions on transfer, options, proxies, voting agreements, voting trusts or liens affecting said Shares, except as imposed by law. The Stockholder has the power to vote, dispose of and otherwise transfer its Shares without the approval, consent or other action of any Person (other than a general partner acting in such capacity).

          (b) The execution and delivery of this Agreement by the Stockholder does not, and the performance by the Stockholder of its obligations hereunder will not, constitute a violation of, conflict with, result in a default (or an event which, with notice or lapse of time or both, would result in a default) under, or result in the creation of any lien on any of its Shares under, (i) any contract commitment, agreement, understanding, arrangement or restriction of any kind to which the Stockholder is a party or by which the Stockholder or its Shares are bound, (ii) any judgment, writ, decree, order or ruling affecting the Stockholder or its Shares, or (iii) the organizational documents of the Stockholder to the extent the Stockholder is not an individual.

          (c) The Stockholder has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Stockholder and no other actions on the part of the Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and, assuming due authorization, execution and delivery by Viewer, constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (d) Other than as contemplated in the Merger Agreement, the Stockholder has not entered into nor will it enter into any contract, agreement, arrangement or understanding with any Person which will result in the obligation of Newco, Viewer or the Company to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

          Section 6.  Waiver of Dissenter's and Appraisal Rights.  Each of the
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Stockholders agrees that it will not exercise any rights to dissent from the
Merger or request appraisal of its respective Shares pursuant to Section 262 of the DGCL or any other similar provisions of law in connection with the Merger.

          Section 7.   Specific Performance.  The parties hereto agree that
                       --------------------
irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the

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terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

          Section 8.   Miscellaneous.
                       -------------

          (a) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

          (b) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

          (c) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

          (d) This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Agreement shall be binding upon the Stockholder upon the execution of this Agreement by such Stockholder.

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       IN WITNESS WHEREOF, each of the parties hereto has caused this
Stockholder Support Agreement to be signed by its respective duly authorized signatory as of the date first written above.



Date:________________               APOLLO INVESTMENT FUND III, L.P.
                                    a Delaware limited partnership


                                    By:_______________________________
                                    Name:
                                    Title:
                                    Shares of Common Stock:____________


                                    APOLLO OVERSEAS PARTNERS III, L.P.
                                    a Delaware limited partnership


                                    By:_______________________________
                                    Name:
                                    Title:
                                    Shares of Common Stock:____________


                                    APOLLO (U.K.) PARTNERS III, L.P.
                                    a Delaware limited partnership


                                    By:_______________________________
                                    Name:
                                    Title:
                                    Shares of Common Stock:____________
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                                    VIEWER HOLDINGS LLC
                                    a Delaware limited liability company


                                    By:_______________________________
                                    Name:
                                    Title:

                                    VIEWER ACQUISITION CORPORATION
                                    a Delaware corporation


                                    By:_______________________________
                                    Name:
                                    Title: